                                                                     EXHIBIT 1.1



                           ____________________ 200_-_

                [$__________ CLASS A-1 _____% ASSET BACKED NOTES
                 $__________ CLASS A-2 _____% ASSET BACKED NOTES $__________ CLASS A-3 _____% ASSET BACKED NOTES
                    $__________ ASSET BACKED CERTIFICATES]1

                 [$__________ ASSET BACKED CERTIFICATES, CLASS A
                 $__________ ASSET BACKED CERTIFICATES, CLASS B]


                             BAS SECURITIZATION LLC
                                    (Company)


                         ------------------------------
                                    (Sponsor)


                         ------------------------------
                                  (Sponsor SPE)


                         FORM OF UNDERWRITING AGREEMENT

                                                             __________ __, 200_


BANC OF AMERICA SECURITIES LLC
As Representative of the
Underwriters Listed in
Schedule I (the "Representative")
Bank of America Corporate Center
100 North Tryon Street
Charlotte, North Carolina 28255


Ladies and Gentlemen:

        BAS Securitization LLC, a Delaware limited liability company (the "Company") and a wholly owned, special purpose, bankruptcy remote subsidiary of NB Holdings Corporation, a Delaware corporation, proposes to sell to the Underwriters listed in Schedule I hereto (the


-------------
(1) This form of Underwriting Agreement contains alternative provisions that relate to offerings of Asset Backed Certificates, on the one hand, and Asset Backed Notes and Asset Backed Certificates, on the other hand.

"Underwriters") [$__________ aggregate principal amount of Class A-1 _____% Asset Backed Notes (the "Class A-1 Notes"), $__________ aggregate principal amount of Class A-2 _____% Asset Backed Notes (the "Class A-2 Notes"), $__________ aggregate principal amount of Class A-3 _____% Asset Backed Notes (the "Class A-3 Notes" and, together with the Class A-1 Notes and the Class A-2 Notes, the "Notes"), set forth in Section I hereof] [$__________ aggregate principal amount of ___% Asset Backed Certificates, Class A (together with the Tail Certificate described below, the "Class A Certificates") and $__________ aggregate principal amount of ___% Asset Backed Certificates, Class B (the "Class B Certificates", and together with the Class A Certificates, the "Securities" or the "Certificates"), set forth in Section I hereof]. The [Securities][Notes] are issued by the ____________________ 200_-_ (the "Trust"). The Trust also will issue $__________ aggregate principal amount of certificates (the "Certificates" and, together with the Notes, the "Securities"). Each Certificate will represent a fractional undivided interest in the Trust. [Each Note will be secured by the assets of the Trust pursuant to the Indenture (as hereinafter defined).]

        The assets of the Trust (the "Trust Property") include, among other things, a pool of retail motor vehicle loans and/or retail installment sale contracts secured by new and used automobiles, motorcycles, vans, trucks, buses and/or trailers, light duty trucks and other similar vehicles (the "Receivables") and certain monies received under the Receivables [on and] after __________ __, 200_ (the "Cutoff Date"), such Receivables to be serviced for the Trust by ____________________ (the "Sponsor") in its capacity as servicer (in such capacity, the "Servicer").

        The Receivables will be sold to __________, a __________ (the "Sponsor SPE") by the Sponsor pursuant to a Purchase Agreement, dated as of the Closing Date (the "Sponsor Purchase Agreement") between the Sponsor SPE and the Sponsor and to the Company by the Sponsor SPE pursuant to a Purchase Agreement, dated as of the Closing Date (the "Sponsor SPE Purchase Agreement") between the Company and the Sponsor SPE. The Receivables will be conveyed by the Company to the Trust pursuant to a [Pooling and Servicing Agreement] [Sale and Servicing Agreement] dated as of the Closing Date (the ["Pooling and Servicing Agreement"] ["Sale and Servicing Agreement"]) among the Company, the Servicer[, [Indenture Trustee], as indenture trustee (the "Indenture Trustee")] and __________, as [owner] trustee (the "[Owner] Trustee")].

        [The Notes will be issued pursuant to an Indenture to be dated as of the Closing Date (the "Indenture") between the Trust and the Indenture Trustee. The Servicer will agree to perform certain administrative tasks pursuant to an Administration Agreement to be dated as of the Closing Date (the "Administration Agreement") among the Servicer, the Trust and the Indenture Trustee. The Certificates will be issued pursuant to [an] [a] [Amended and Restated] Trust Agreement to be dated as of the Closing Date (the "Trust Agreement") between the Company and the Owner Trustee.] [The Class A Certificates will be issued in an aggregate principal amount of $__________, which is equal to approximately ___% of the aggregate principal balance of the Receivables as of the Cutoff Date, and $__________ aggregate principal amount of the Class A Certificates (the "Tail Certificate") will initially be retained by the Sponsor. The Class B Certificates will be issued in an aggregate principal amount of $__________, which is equal to approximately ___% of the aggregate principal balance of the Receivables as of the Cutoff Date. Payments in respect of the Class B Certificates are, to the extent provided in the

Pooling and Servicing Agreement, subordinated to the rights of the holders of the Class A Certificates. The Certificates will be issued pursuant to a Pooling and Servicing Agreement.]

        The Company has prepared, in conformity in all material respects with the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations of the Commission thereunder (the "Rules and Regulations"), and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Reg. No. [ ]), including a prospectus, relating to the Securities. [The Sponsor has] also prepared an ABS term sheet for the [Securities] [Notes] (the "ABS [Security] [Note] Term Sheet") in conformity in all material respects with the Act, the Rules and Regulations (including, without limitation, Rule 415 thereunder) and all requirements applicable to ABS term sheets and computational materials set forth in no-action letters issued by the Commission.] The registration statement as amended at the time it became effective, or, if any post-effective amendment has been filed with respect thereto, as amended by the most recent post-effective amendment at the time of its effectiveness, is referred to as the "Registration Statement," the form of base prospectus included in the Registration Statement as most recently filed with the Commission is referred to as the "Base Prospectus" and the form of the prospectus which includes the Base Prospectus and a prospectus supplement describing the [Securities] [Notes] and the offering thereof (the "Prospectus Supplement") which prospectus is first filed on or after the date of this Agreement in accordance with Rule 424(b) is referred to in this Agreement as the "Prospectus".

        The terms which follow, when used in this Agreement, shall have the meanings indicated. "Effective Date" shall mean the latest of the dates that the Registration Statement or the most recent post-effective amendment thereto became effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Rule 424" refers to such rule under the Act. "Basic Documents" shall mean the Sponsor Purchase Agreement, the Sponsor SPE Purchase Agreement, [the Reserve Account Agreement,] the [Pooling and Servicing Agreement] [Sale and Servicing Agreement], [the Indenture, the Trust Agreement, the Administration Agreement, the Certificate Purchase Agreement with respect to the Certificates (the "Certificate Purchase Agreement"),] this Agreement, the Securities and [each] [the] Depository Agreement. "Participating Entity" means each of the Sponsor and the Sponsor SPE. "Securityholder" means any Noteholder and any Certificateholder and "Security Owner" means the beneficial owner of any Note or Certificate. To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in [the Pooling and Servicing Agreement] [Appendix X to the Sale and Servicing Agreement].

        1. The Company agrees to sell and deliver to the Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company, the respective aggregate principal amounts and classes of [Securities] [Notes] set forth opposite such Underwriter's name in Schedule I hereto. The purchase price for [Securities] [Notes] of any class will be the applicable percentage set forth on Schedule I hereto of the aggregate principal amount of such class purchased[, plus, in each case, accrued interest, if any, on the principal amount thereof at the applicable [Interest Rate or] Certificate Rate (as such terms are defined in the Prospectus), as the case may be, from (but excluding) __________, 200_, to (and including) the Closing Date.]

        2. The Company understands that the Underwriters intend (i) to make a public offering of the [Securities] [Notes] purchased by the Underwriters hereunder as soon after the Registration Statement and this Agreement have become effective as in the judgment of the Company and the Representative is advisable and (ii) initially to offer the [Securities] [Notes] purchased by the Underwriters hereunder upon the terms set forth in the Prospectus.

        3. Payment for the [Securities] [Notes] purchased by the Underwriters hereunder shall be made to the Company or to its order by wire transfer of same day funds at the office of Mayer, Brown & Platt, [1675 Broadway, New York, New York 10019] at [10:00 A.M.], New York, New York, time on __________ __, 200_, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representative and the Company may agree upon in writing (the "Closing Date"). As used herein, the term "Business Day" means any day other than a day on which banks generally are permitted or required to be closed in New York, New York, or __________, __________.

        Payment for the [Securities] [Notes] purchased by the Underwriters hereunder shall be made against delivery to the Representative for the respective accounts of the Underwriters on the Closing Date of such [Securities] [Notes] in definitive form registered in the name of Cede & Co. as nominee of The Depository Trust Company and in such denominations, as permitted by the Basic Documents, as the Representative shall request in writing not later than a reasonable time prior to the Closing Date, with any transfer taxes payable in connection with the transfer to the Underwriters of the [Securities] [Notes] duly paid by the Company. [The Company shall make such definitive certificates representing the [Securities] [Notes] available for inspection by the Representative at the office of ____________________ not later than [1:00 P.M.], [City, State] time, on the Business Day prior to the Closing Date.]

        4. The Company represents and warrants to and agrees with each Underwriter that:

               (a) The Registration Statement, including amendments thereto as may have been required on or prior to the date hereof, relating to the [Securities] [Notes], has been filed with the Commission and such Registration Statement as amended has become effective. The conditions to the use by the Company of a Registration Statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus.

               (b) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission, and (i) on the Effective Date of the Registration Statement, the Registration Statement conformed in all material respects to the requirements of the Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make the statements therein not misleading and (ii) at the time of filing of the Prospectus pursuant to Rule 424(b) and on the Closing Date the Registration Statement will conform in all material respects to the requirements of the Act and the Rules and Regulations, and such document will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions contained in the Prospectus other than the Company Information (as defined herein).

               (c) The Company is a limited liability company that is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with power and authority to own its properties and conduct its business as now conducted by it and had at all relevant times, and has, full power, authority and legal right to acquire, own and sell the Receivables and the other Trust Property. The Company has the power, authority and legal right to execute, deliver and perform this Agreement and each of the other Basic Documents to which it is a party and to carry out their respective terms and to sell and assign the respective property to be sold and assigned to and deposited with the [Trust] [Owner Trustee] as Trust Property.

               (d) The execution, delivery and performance by the Company of each of the Basic Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Company by all necessary limited liability company action. The Basic Documents to which the Company is a party have been duly executed and delivered by the Company and, when executed and delivered by the Company and the other parties thereto, each of such Basic Documents will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

               (e) No consent, approval, authorization, license or other order or action of, or filing or registration with, any court or governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Company of any of the Basic Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby except such as have been obtained and made under the Act and the Rules and Regulations or state securities laws and any filings of UCC financing statements.

               (f) The Company is not in violation of its organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it is bound which violation or default would have a material adverse effect on the transactions contemplated herein or in the Basic Documents. The execution, delivery and performance by the Company of the Basic Documents to which it is a party, the consummation of the transactions contemplated hereby and thereby and the compliance with the terms and provisions hereof and thereof will not conflict with or result in a breach or violation of any of the terms and provisions of, constitute (with or without notice or lapse of time or both) a default under or result in the creation or imposition of any Lien (other than as contemplated by the Basic Documents) upon any of its properties pursuant to the terms of, (A) the organizational documents of the Company, (B) any indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which the Company is a party or by which the Company is bound, which violation or default would have an adverse effect on the transactions contemplated herein or in the Basic Documents or (C) any law, order, rule or regulation applicable to the Company of any regulatory body, any court, administrative agency or other governmental instrumentality having jurisdiction over the Company.

               (g) There are no proceedings or investigations pending, or to the knowledge of the Company threatened, to which the Company is a party before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) that are required to be disclosed in the Registration Statement and are not so disclosed, (ii) asserting the invalidity of this Agreement or any of the Basic Documents, (iii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (iv) seeking any determination or ruling that might adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, (v) that may adversely affect the federal or state income, excise, franchise or similar tax attributes of any of the Securities, or (vi) which, if determined adversely, could individually or in the aggregate reasonably be expected to adversely affect the interests of the holders of any of the Securities or the marketability of any of the Securities.

               (h) There are no contracts or other documents to which the Company is a party of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement pursuant to the Act and the Rules and Regulations which are not filed or described as required.

               (i) The representations and warranties of the Company contained in the Basic Documents to which it is a party are true and correct as of the dates of the respective Basic Documents.

               (j) By assignment and delivery of each of the Receivables to the Trust as of the Closing Date, the Company will transfer title in the Receivables to the Trust, subject to no Lien created by the Company prior or equal to the ownership or security interest granted to the Trust.

        5. Each Participating Entity represents and warrants (jointly and severally) to and agrees with each Underwriter that:

               (a) (i) On the date of this Agreement, the Prospectus conforms in all material respects to the requirements of the Act and the Rules and Regulations, and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) at the time of filing of the Prospectus pursuant to Rule 424(b) and on the Closing Date the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of [Securities] [Notes] will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T; and such document will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions (x) made in reliance upon and in conformity with information furnished to the Participating Entities in writing by any Underwriter through the Representative expressly for use in the Prospectus (collectively, "Underwriter Information") or (y) under the caption "The Company" in the Base Prospectus (the "Company Information"). Each Participating Entity hereby agrees with the Underwriters that, for all purposes of this Agreement, the only Underwriter Information furnished consists of [the statements in the first sentence of the [eighth] paragraph under the caption "Underwriting" in the Prospectus Supplement regarding the Underwriters' intention to make a market in the [Securities] [Notes]].

                      (ii) The documents incorporated or deemed to be
               incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations") and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the date of the Prospectus and at the Closing Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, no representation or warranty is made as to documents deemed to be incorporated by reference in the Registration Statement as the result of filing any Current Report on Form 8-K at the request of the Underwriters except in the case of ABS [Security][Note] Term Sheets, and also to the extent such documents accurately reflect or are accurately based upon information furnished by or on behalf of the Participating Entities to the Underwriters for the purpose of preparing such documents.

               (b) The computer tapes with respect to the Receivables to be sold to the Trust created as of the Cutoff Date (the "Computer Tapes"), and made available to the Representative by the Sponsor [and __________, respectively,] were complete and accurate as of the date thereof.

               (c) Such Participating Entity is either a ___________ or _____________ that is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with power and authority to own its properties and conduct its business as now conducted by it and had at all relevant times, and has, full power, authority and legal right to acquire, own and sell the Receivables and the other Trust Property. Such Participating Entity has the power, authority and legal right to execute, deliver and perform this Agreement and each of the other Basic Documents to which it is a party and to carry out their respective terms and to sell and assign the respective property to be sold and assigned to and deposited with the [Trust] [Owner Trustee] as Trust Property.

               (d) The Securities have been duly authorized, and, when issued and delivered pursuant to the Basic Documents and duly executed and authenticated by the [Owner] Trustee [and the Indenture Trustee, as applicable,] will be duly and validly issued, authenticated and delivered and entitled to the benefits provided by the Basic Documents. The execution, delivery and performance by such Participating Entity of each of the Basic Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by such Participating Entity by all necessary action. The Basic Documents to which such Participating Entity is a party have been duly executed and delivered by such Participating Entity and, when executed and delivered by such Participating Entity and the other parties thereto, each of such Basic Documents will constitute a legal, valid and binding obligation of such Participating Entity, enforceable against such Participating Entity in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies. The Securities and the Basic Documents conform to the descriptions thereof in the Prospectus in all material respects. [The Notes and the Indenture have been duly executed and delivered by the Trust and, when the Indenture is executed and the Notes are authenticated by the Indenture Trustee, the Indenture and the Notes will constitute legal, valid and binding obligations of the Trust, enforceable in accordance with their respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.]

               (e) No consent, approval, authorization, license or other order or action of, or filing or registration with, any court or governmental authority, bureau or agency is required in connection with the execution, delivery or performance by such Participating Entity of any of the Basic Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby except such as have been obtained and made under the Act and the Rules and Regulations or state securities laws and any filings of UCC financing statements.

               (f) Such Participating Entity possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Participating Entity is in compliance with the terms and conditions of all such Governmental Licenses; all of the Governmental Licenses are valid and in full force and effect; and the Participating Entity has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in an adverse effect, would have an adverse effect on its ability to perform its obligations under each Basic Document to which it is a party or would render any of the Receivables unenforceable.

               (g) Such Participating Entity is not in violation of its organizational documents or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it is bound which violation or default would have a material adverse effect on the transactions contemplated herein or in the Basic Documents. The execution, delivery and performance by such Participating Entity of the Basic Documents to which it is a party, the consummation of the transactions contemplated hereby and thereby and the compliance with the terms and provisions hereof and thereof will not conflict with or result in a breach or violation of any of the terms and provisions of, constitute (with or without notice or lapse of time or both) a default under or result in the creation or imposition of any Lien (other than as contemplated by the Basic Documents) upon any of its properties pursuant to the terms of, (A) the organizational documents or bylaws of such Participating Entity, (B) any indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which such Participating Entity is a party or by which such Participating Entity is bound, which violation or default would have an adverse effect on the transactions contemplated herein or in the Basic Documents or (C) any law, order, rule or regulation applicable to such Participating Entity of any regulatory body, any court, administrative agency or other governmental instrumentality having jurisdiction over such Participating Entity.

               (h) There are no proceedings or investigations pending, or to the knowledge of such Participating Entity threatened, to which such Participating Entity is a party before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality
        (i) that are required to be disclosed in the Prospectus and are not so disclosed, (ii) asserting the invalidity of this Agreement or any of the Basic Documents, (iii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (iv) seeking any determination or ruling that might adversely affect the performance by such Participating Entity of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, (v) that may adversely affect the federal or state income, excise, franchise or similar tax attributes of any of the Securities, or (vi) which, if determined adversely, could individually or in the aggregate reasonably be expected to adversely affect the interests of the holders of any of the Securities or the marketability of any of the Securities.

               (i) There are no contracts or other documents of a character required to be described in the Prospectus pursuant to the Act and the Rules and Regulations which are not filed or described as required.

               (j) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise set forth therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Participating Entities, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Participating Entities, other than those in the ordinary course of business, which are material with respect to such entity and (C) there has been no material adverse change in the financial statements of the Participating Entities.

               (k) The representations and warranties of such Participating Entity contained in the Basic Documents to which it is a party are true and correct as of the dates of the respective Basic Documents.

               (l) By assignment and delivery of each of the Receivables to the Sponsor SPE by the Sponsor and to the Company by the Sponsor SPE as of the Closing Date, the Sponsor will transfer title in such Receivables to the Sponsor SPE and the Sponsor SPE will transfer title of such Receivables to the Company, subject to no Lien prior or equal to the ownership interest granted to the Sponsor SPE or the Company, as applicable.

               (m) ____________________ are independent public accountants with respect to the Participating Entities within the meaning of the Act and the Rules and Regulations.

               (n) At any time prior to the Closing Date, the Representative has the right to inspect the Receivables files and the related loan origination procedures and to confirm the existence of the related new and used automobiles, motorcycles, vans, trucks, buses and/or trailers, light duty trucks and other similar vehicles to ensure conformity with the Prospectus.

               (o) At the Closing Date, each Receivable will constitute a legal, valid and binding instrument, enforceable against the related obligor in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, and to general principles of equity (whether considered in a proceeding at law or in equity), and will meet the criteria for selection described in the Prospectus.

        6. Each Participating Entity and the Company, as applicable, covenants and agrees (severally and not jointly) with the Underwriters that:

               (a) Prior to the termination of the offering of the [Securities] [Notes], the Company will not file or cause to be filed any amendment of the Registration Statement or supplement to the Prospectus without first furnishing to the Representative a copy of the proposed amendment or supplement and giving the Representative a reasonable opportunity to review the same. Subject to the foregoing sentence, the Company will cause the Prospectus, properly completed, and any supplement thereto, to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed [and the Company will cause the ABS [Security] [Note] Term Sheet to be filed with the Commission pursuant to a Current Report on Form 8-K within the second business day following the first day the ABS [Security] [Note] Term Sheet has been sent to a prospective investor in the [Securities] [Notes]] and will provide evidence satisfactory to the Underwriters of such timely filing. The Company will promptly advise the Underwriters
        (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b) [and the ABS [Security] [Note] Term Sheet shall have been filed pursuant to a Current Report on Form 8-K], (ii) when any amendment to the Registration Statement shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (iv) of the receipt by the Company of notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and (v) of the receipt by the Company of notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its reasonable efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. The receipt by the Representative of any amendment or supplement to the Registration Statement or Prospectus, as applicable, shall not be deemed a waiver of any condition set forth in Section 8 hereof.

               (b) The Company will deliver, at its expense, to the Representative, two signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits, and, during the period mentioned in paragraph (c) below, the Participating Entities will deliver, at their expense, to each Underwriter as many copies of the Prospectus (including all amendments and supplements thereto) as the Representative may reasonably request. [The Company will furnish or cause to be furnished to the Representative copies of all reports required by Rule 463 under the Act.]

               (c) If, during such period of time after the first date of the public offering of the [Securities] [Notes] as in the opinion of counsel for the Underwriters a prospectus relating to the [Securities] [Notes] is required by law to be delivered in connection with sales by an Underwriter or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not materially misleading, or it is necessary to amend or supplement the Prospectus to comply with applicable law, the Participating Entities will forthwith prepare and furnish, at the expense of the Participating Entities, to the Underwriters and to the dealers (whose names and addresses the Representative will furnish to the Participating Entities) to which [Securities] [Notes] may have been sold by the [Representative on behalf of the] Underwriters and upon request by the Representative to any other dealers identified by the Representative, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be materially misleading or so that the Prospectus will comply with applicable law. Neither the Company's or the Participating Entities consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 8.

               (d) The Company will endeavor to qualify the [Securities] [Notes] for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualification in effect so long as reasonably required for distribution of the [Securities] [Notes] and the Participating Entities will pay all reasonable fees and expenses (including fees and disbursements of counsel to the Representative to the extent provided in
        Section 6(iii) hereof) incurred in connection with such qualification and in connection with the determination of the eligibility of the [Securities] [Notes] for investment under the laws of such jurisdictions as the Representative may designate; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdiction in which it is not currently so qualified; and provided further that the Company shall not be required to file a general consent to service of process in any jurisdiction.

               (e) [On or before __________, 200_ the] [The] Participating Entities will cause the Trust to make generally available to Securityholders and to the Representative all financial information required to be sent to Securityholders pursuant to the Basic Documents.

               (f) For the period from the date of this Agreement until the retirement of all of the Securities the Participating Entities will, or will cause the Servicer to, furnish to the Representative (i) copies of each Servicer's Certificate and the annual statements of compliance delivered to the [Owner] Trustee [or Indenture Trustee] pursuant to the Basic Documents and the annual independent certified public accountant's servicing reports furnished to the [Owner] Trustee [or Indenture Trustee] pursuant to the Basic Documents, by first-class mail at the same time such statements and reports are furnished to the [Owner] Trustee [or Indenture Trustee], (ii) copies of each amendment to any of the Basic Documents, (iii) copies of all other reports and communications to any Securityholders or Security Owners, or to or from the [Owner] Trustee, [Indenture Trustee], the Clearing Agency, any Rating Agency or the Commission relating to the Trust or the Securities,
        (iv) copies of each Opinion of Counsel and Officer's Certificate delivered pursuant to the Basic Documents, as soon as available, and (v) from time to time, such other information concerning the Trust or the Participating Entities as the Representative may reasonably request.

               (g) If required, the Company will register the [Securities] [Notes] pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to __________ __, 200_.

               (h) To the extent, if any, that the ratings provided with respect to the [Securities] [Notes] by the Rating Agencies are conditional upon the furnishing of documents or the taking of any other action by any Participating Entity or the Company, the Sponsor shall furnish or cause to be furnished such documents and use reasonable efforts to take any such other action.

               (i) The Participating Entities will not, without the prior written consent of the Representative, publicly offer or sell in the United States any asset backed notes or asset backed certificates or other similar securities representing interests in or secured by motor vehicle loans and/or retail installment sale contracts secured by new and/or used automobiles, motorcycles, vans, trucks, buses and/or trailers, light duty trucks and/or other similar vehicles originated or owned by any of the Participating Entities for a period of thirty days following the commencement of the offering of the [Securities] [Notes] to the public.

               (j) Each Participating Entity will apply the net proceeds from the sale of the Securities in the manner set forth in the related Prospectus.

               (k) None of the Company, any Participating Entity or the Trust is, and the issuance and sale of the Securities in the manner contemplated by the Prospectus will not cause the Company, any Participating Entity or the Trust to become, subject to registration or regulation as an "investment company" or an affiliate of an "investment company" under (and as defined in) the Investment Company Act of 1940, as amended.

        7. The Participating Entities will pay (or will promptly reimburse the Company and/or the Underwriters to the extent that the Company and/or the Underwriters shall have paid or otherwise incurred) all costs and expenses incident to the performance of their respective obligations under this Agreement, including, without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the [Securities] [Notes], (ii) incident to the preparation, printing (or otherwise reproducing), filing and delivery under the Act of the Registration Statement[,] [and] the Prospectus [and any preliminary prospectus] [and the ABS [Security] [Note] Term Sheet] (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the [Securities] [Notes] under the laws of such jurisdictions as the Representative may designate (including fees and disbursements of counsel for the Underwriters with respect thereto, (iv) related to any filing with the National Association of Securities Dealers, Inc., (v) in connection with the preparation, printing (including word processing and duplication costs) and delivery of this Agreement, the Basic Documents and such other documents as may be required in connection with the issuance, offering, purchase, sale or delivery of the [Securities] [Notes] and any Blue Sky Memorandum and the furnishing to the Underwriters and dealers of copies of the Registration Statement[, the ABS [Security] [Note] Term Sheet] [, any preliminary prospectus] and the Prospectus (including exhibits, amendments and supplements thereto) as herein provided, (vi) the fees and disbursements of the counsel of the Participating Entities and the Company and accountants and other advisors and all fees and disbursements of Underwriters' counsel, (vii) any fees and expenses payable to the Clearing Agency, (viii) any fees and expenses payable to the Rating Agencies in connection with the rating of the [Securities] [Notes] and
(ix) any fees and expenses of the [Owner] Trustee[, the Indenture Trustee and ____________________, as the collateral agent] including the fees and disbursements of their respective counsel.

        8. The obligations of the Underwriters to purchase and pay for the [Securities] [Notes] will be subject to the accuracy, as of the date hereof and the Closing Date, of the representations and warranties on the part of the Participating Entities and the Company herein, to the accuracy of the statements of officers of the Participating Entities and the Company made in any writing delivered at the Closing pursuant to the provisions hereof, to the performance by each of the Participating Entities and the Company of its obligations hereunder and to the following additional conditions precedent:

               (a) At each of the time this Agreement is executed and delivered by the Participating Entities and the Company and at the Closing Date, ____________________ shall have furnished to the Representative letters dated, respectively, as of the date of this Agreement and as of the Closing Date, substantially in the forms of the drafts to which the Representative previously agreed and otherwise in form and substance satisfactory to the Representative and ____________________, containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to the specified financial and other information concerning the Sponsor and certain financial, statistical and other information contained in the Prospectus and (ii) a letter dated the date of the computational materials or Term Sheets, in form and substance as previously agreed to by the Representative and otherwise satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that such accountants have performed certain specified procedures, all of which have been agreed to by the Representative as a result of which they have determined that the information included in the computational materials or Term Sheets (if any), provided by the Underwriters to the [Company] for filing on Form 8-K, is accurate.

               (b) The Prospectus used to confirm sales of [Securities] [Notes] shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a) of this Agreement; [the ABS [Security] [Note] Term Sheet shall have been filed with the Commission pursuant to a Current Report on Form 8-K within two business days following the first day the ABS [Security] [Note] Term Sheet is first sent to prospective investors in the [Securities] [Notes];] no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or, to the knowledge of the Company, contemplated by the Commission; and all requests for additional information from the Commission with respect to the Registration Statement shall have been complied with to the reasonable satisfaction of the Representative.

               (c) The Representative shall have received officer's certificates, dated the Closing Date, signed by any Vice President, Secretary or more senior officer of each Participating Entity, representing and warranting that, as of the Closing Date, the representations and warranties of such Participating Entity in this Agreement and the Basic Documents are true and correct, that such Participating Entity has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or under the Basic Documents at or prior to the Closing Date, and that since __________ __, 200_, there has been no material adverse change, or any development involving a material adverse change, in or affecting particularly the [Sponsor's] portfolio of motor vehicle loans or the business or properties of the Trust, any Participating Entity or its Affiliates which materially impairs the investment quality of the [Securities] [Notes].

               (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any material adverse change, or any development involving a material adverse change, in or affecting the business, operations, financial condition or properties of the Trust, the Company, any Participating Entity or its Affiliates which, in the reasonable judgment of the Representative, materially impairs the investment quality of the [Securities] [Notes] or makes it impractical or inadvisable to proceed with completion of the sale of and payment for the [Securities] [Notes], (ii) any downgrading in the rating assigned to any debt securities of any Participating Entity by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g)(2) under the Act), and no such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any such debt securities.

               (e) ____________________, counsel of the Participating Entities, shall have furnished to the Representative his written opinion, dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, with respect to certain corporate matters [and securities law matters] [security interest matters] relating to each Participating Entity.

               (f) Mayer Brown & Platt, special counsel to the Company, shall have furnished to the Representative its written opinion, dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, with respect to certain corporate matters [and securities law matters] [security interest matters] relating to the Company.

               (g) ____________________, special counsel to the Participating Entities, shall have furnished to the Representative its written opinion, dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, with respect to such matters as the Representative may request.

               (h) ____________________, special counsel to the Participating Entities, shall have furnished its written opinion, dated the Closing Date, with respect to (i) nonconsolidation under the Bankruptcy Code of the assets and liabilities of the Sponsor SPE on the one hand, and those of either the Sponsor or any other Affiliate subject to the Bankruptcy Code on the other, in the event the Sponsor or any such Affiliate were to become the subject of a case under the Bankruptcy Code, (ii) the characterization of the transfer of the Receivables from the Sponsor to the Sponsor SPE.

               (i) The Representative shall have received an opinion of Mayer, Brown & Platt, counsel to the Underwriters dated the Closing Date, with respect to the validity of the Securities and such other related matters as the Representative shall require and the Participating Entities shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

               (j) The Representative shall have received an opinion addressed to the Underwriters from counsel to the [Owner] Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel.

               [(k) The Representative shall have received from counsel for the Indenture Trustee a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel.]

               [(l) ____________________ shall have furnished its written opinion, dated the Closing Date, that the Trust and the Indenture Trustee will have a first priority perfected security interest in the Financed Vehicles located in the State of __________ and such opinion shall be satisfactory in form and substance to the Representative.]

               (m) If any Rating Agency shall have requested any legal opinion, officer's certificate or other document not required by this Agreement, the Representative also shall have received such legal opinion, officer's certificate or other document together with a letter from the party delivering such opinion, certificate or document allowing the Underwriters to rely on such opinion, certificate or document as if it were addressed to the Underwriters.

               (n) At the Closing Date, the Class __ Notes shall be rated "____" by Moody's, "____" by Fitch and "____" by Standard and Poor's and the Class __ Certificates shall be rated "____" by Moody's, "____" by Fitch and "____" by Standard and Poor's, and the Company shall have delivered to the Underwriters a letter dated the Closing Date from each Rating Agency, or other evidence satisfactory to the Underwriters, confirming that the Notes and the Certificates have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Notes, the Certificates or any other securities of the Company, the Participating Entities or any of their respective Affiliates by any "nationally recognized statistical rating agency", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and no such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Notes or any other securities of the Company, the Participating Entities or any of their respective Affiliates.

               (o) On the Closing Date, the representations and warranties of the Company and Participating Entities herein and in the Basic Documents will be true and correct.

               (p) Any taxes, fees and other governmental charges which are due and payable in connection with the execution, delivery and performance of this Agreement and the Basic Documents shall have been paid by the Participating Entities at or prior to the Closing Date.

               (q) The Participating Entities shall have made or caused to be made a deposit in the Reserve Account in the amount of the Reserve Account Initial Deposit.

               (r) The Representative shall have received evidence satisfactory to it that, on or before the Closing Date, UCC-1 financing statements have been filed in the offices of the Secretaries of State of [list of filing locations] reflecting the interest of each Participating Entity, the Company[,] [and] the Trust [and the Indenture Trustee] in the Receivables, the other Trust Property and the proceeds thereof.

        9. The Company, the Participating Entities and the Underwriters agree to the following indemnification and contribution provisions:

               (a) Each Participating Entity jointly and severally (except as otherwise set forth at the conclusion of this paragraph) agrees to indemnify and hold harmless each Underwriter and the Company and each person, if any, who controls each Underwriter or the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities

        (including, without limitation, the legal fees and other expenses reasonably incurred in connection with investigating, preparing or defending any suit, action or proceeding or any claim asserted), incurred by such Underwriter or the Company or such controlling person and caused by any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (as amended or supplemented if the Participating Entities or the Company shall have furnished such amendments or supplements thereto) [or any preliminary prospectus] [or the ABS [Security] [Note] Term Sheet,] or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Underwriter Information or the Company Information.

               (b) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls each Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses reasonably incurred in connection with investigating, preparing or defending any suit, action or proceeding or any claim asserted), incurred by such Underwriter or such controlling person and caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (as amended or supplemented if the Company shall have furnished such amendments or supplements thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission in the Prospectus other than any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Company Information.

               (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Participating Entities and the Company, each director and officer of the Participating Entities and the Company and each person who controls any Participating Entity or the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Participating Entities and the Company to each Underwriter, but only with reference to Underwriter Information delivered by such Underwriter.

               (d) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to any of the three preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing (if legally permissible), and the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding; provided that the failure of the

        Indemnified Person to give notice shall not relieve the Indemnifying Person of its obligations under this Section 9 except to the extent (if any) that the Indemnifying Person shall have been prejudiced thereby. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred promptly following submission of a documented request for such reimbursement. Any such separate firm for the Underwriters and such control persons of the Underwriters shall be designated in writing by the Representative, any such separate firm for the Participating Entities, their directors, officers and control persons shall be designated in writing by the Sponsor and any such separate firm for the Company, its directors, officers and control persons shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any claim or proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have made two requests of an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if
        (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the second aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such requests prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

               (e) If the indemnification provided for in the first, second and third paragraphs of this Section 9 is determined by a court to be unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnified Person on the one hand and the Indemnifying Person on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnified Person on the one hand and the Indemnifying Person on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Participating Entities on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Participating Entities and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Securities, the relative benefits received by the Participating Entities on the one hand and the Company on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Participating Entities and the [transaction fee] received by the Company bear to the aggregate public offering price of the Securities, and the relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the [transaction fee] received by the Company and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Securities. The relative fault of the Indemnified Person on the one hand and the Indemnifying Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Participating Entities, the Company or by any of the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               (f) The Participating Entities, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall (i) an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by it in connection with the offering of the [Securities] [Notes] exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission or (ii) the Company be required to contribute any amount in excess of the amount by which the [transaction fee] received by the Company exceeds the amount of any damages that the Company has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to the respective aggregate principal amount of Securities set forth opposite their names in Schedule I hereto, and not joint.

               (g) The indemnity and contribution agreements contained in this
        Section 9 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

               (h) The indemnity and contribution agreements contained in this
        Section 9 and the representations and warranties of the Participating Entities and the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of any Participating Entity or the Company or any of their officers or directors or any other person controlling any Participating Entity or the Company and (iii) acceptance of and payment for any of the Securities.

        10. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representative, by notice given to the Participating Entities and the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, the New York Stock Exchange or the American Stock Exchange, or there shall have been any setting of minimum prices for trading on either such exchange; (ii) trading of any securities of or guaranteed by any Participating Entity shall have been suspended or halted on any exchange or in any over-the-counter market; (iii) a moratorium on commercial banking activities in New York or __________ shall have been declared by either federal, New York or __________ authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred; (iv) there shall have occurred any outbreak or escalation of hostilities, declaration of national emergency or war or any change in financial markets or any calamity or crisis or any change in the financial, political or economic conditions in the United States or elsewhere which, in the judgment of the Representative, makes it impracticable or inadvisable to market the [Securities] [Notes] on the terms and in the manner contemplated in the Prospectus or enforce contracts for the sale of the [Securities] [Notes]; (v) if the rating assigned by any nationally recognized securities rating agency (to which any Participating Entity has applied for such rating) to any debt securities of or guaranteed by any Participating Entity as of the date hereof shall have been lowered since that date or if any such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of or guaranteed by any Participating Entity; (vi) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of any Participating Entity which, in the judgment of the Representative is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the [Securities] [Notes] or (vii) if there shall have come to the Representative's attention any facts that would cause the Representative to reasonably determine in good faith that the Prospectus, at the time it was required to be delivered to a purchaser of [Securities] [Notes], contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.

        11. If on the Closing Date (i) any Underwriter shall fail or refuse to purchase any [Securities] [Notes] which it has agreed to purchase hereunder on such date, (ii) such failure or refusal shall constitute a default in the performance of such Underwriter's obligations hereunder, and (iii) the aggregate principal amount of [Securities] [Notes] which such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the [Securities] [Notes] to be purchased by the Underwriters on such date, the other Underwriters shall be obligated to purchase [Securities] [Notes] which such defaulting Underwriter agreed but failed or refused to purchase on such date. If on the Closing Date (i) any Underwriter shall fail or refuse to purchase [Securities] [Notes] which it has agreed to purchase hereunder on such date, (ii) such failure or refusal shall constitute a default in the performance of such Underwriter's obligations hereunder, (iii) the aggregate principal amount of [Securities] [Notes] with respect to which such default occurs is more than one-tenth of the aggregate principal amount of [Securities] [Notes] to be purchased by the Underwriters on such date, and (iv) arrangements satisfactory to the non-defaulting Underwriters and the Company for the purchase of such [Securities] [Notes] are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or any Participating Entity. In any such case either the Representative, any Participating Entity or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven business days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

        12. If this Agreement shall be terminated by the Underwriters, or any one of them, because of any failure or refusal on the part of any Participating Entity to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Participating Entity shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, in each case, other than in connection with any default by the Underwriters under the preceding Section 11, the Participating Entities agree to reimburse the Underwriters, severally, or such Underwriter which has so terminated this Agreement with respect to itself, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriter(s) in connection with this Agreement or the offering contemplated thereunder.

        13. Any action by the Underwriters hereunder may be taken by the Representative alone on behalf of the Underwriters, and any such action taken by the Representative alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, delivered by hand or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representative, c/o Banc of America Securities LLC, Bank of America Corporate Center, 100 North Tryon Street, Charlotte North Carolina 28255 [(704) - ] (Facsimile No: (___) ___-____), Attention: ____________________. Notices to the
Participating Entities shall be given to them at __________, ____________________ (Facsimile No.: (___) ___-____), Attention:_______________.
Notices to the Company shall be given to it at __________, ____________________ (Facsimile No.: (___) ___-____), Attention: ____________________.

        14. This Agreement shall inure to the benefit of and be binding upon the Participating Entities, the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of [Securities] [Notes] from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

        15. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

        16. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Participating Entities or their respective officers and the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or the Participating Entities or any of the officers, directors or controlling persons referred to in
Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of this Section 16 and Sections 7, 9 and 12 hereof shall survive the termination or cancellation of this Agreement.

        17. Time shall be of the essence of this Agreement. This Agreement supersedes all prior of contemporaneous agreements and understandings related to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharge or terminated except by a writing signed by the party against whom enforcement of such change, waiver.



                            [SIGNATURE PAGES FOLLOW]

        If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement among the Participating Entities, the Company and the Underwriters in accordance with its terms.



                                            Very truly yours,

                                            BAS SECURITIZATION LLC



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            ____________________________________

                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            ____________________________________

                                            By: ________________________________
                                                   Name:
                                                   Title:

The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the date
first above written.



BANC OF AMERICA SECURITIES LLC
As Representative
of the Underwriters



By: _______________________________
        Name:
        Title:

                                   SCHEDULE I


-------------------------------------------------------------------------------------------------------------
                                                                    Initial       Initial        Initial
                                                                   Principal     Principal      Principal
                                                                    Amount         Amount         Amount
                                                                 of Class A-1   of Class A-2   of Class A-3
                                                                 Asset-Backed   Asset-Backed   Asset-Backed
                                                                     Notes         Notes          Notes
-------------------------------------------------------------------------------------------------------------

                                                                 $               $             $
-------------------------------------------------------------------------------------------------------------
                                                                 $               $             $
-------------------------------------------------------------------------------------------------------------
      Total:                                                     $               $             $
-------------------------------------------------------------------------------------------------------------
Purchase Price:                                                              %             %               %
-------------------------------------------------------------------------------------------------------------






                                      I-1